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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT")

                              ENFINITY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                59-3475197
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

 400 LAKE RIDGE DRIVE, SMYRNA, GEORGIA                    30082
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(Address of Principal Executive Offices)                (Zip Code)

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
If this form relates to the registration of a   If this form relates to the registration of a
class of securities pursuant to Section         class of securities pursuant to Section
12(b) of the Exchange Act and is effective      12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c),          pursuant to General Instruction A.(d),
please check the following box. [X]             please check the following box. [_]
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Securities Act registration statement
file number to which this form relates:      333-52671
                                        -------------------
                                          (If applicable)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:
       Title of Each Class                  Name of Each Exchange on Which
       to be so Registered                  Each Class is to be Registered

COMMON STOCK, PAR VALUE $.01/SHARE      NEW YORK STOCK EXCHANGE
-----------------------------------     ---------------------------------------

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Securities to be registered pursuant to Section 12(g) of the Exchange Act:

                                      NONE
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                                (Title of Class)





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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            The description of the securities to be registered hereby as set forth under the caption "Description of Capital Stock" in (i) the prospectus (subject to completion) dated July 14, 1998 and included in Part I of the Registration Statement (Registration No. 333-52671) on Form S-1 (as amended, the "Registration Statement") of the registrant filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act") and (ii) the related final form of the prospectus to be filed with the Commission pursuant to Rule 424(b) of the Securities Act, is incorporated herein by reference.

            The Common Stock has been approved for listing on the New York Stock Exchange under the symbol "BTU," subject to official notice of issuance.

ITEM 2.     EXHIBITS

        The securities being registered hereby are to be registered on an exchange on which no other securities of the Registrant are registered. Therefore, all exhibits required by Instruction II to Item 2 will be supplied to the New York Stock Exchange and are not filed with or incorporated by reference to this Registration Statement.

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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      ENFINITY CORPORATION

Date:  July 17, 1998                  By:    /s/ William M. Dillard
                                          -------------------------
                                             Name: William M. Dillard
                                             Title: President

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